Exhibit 10.10     Common Stock Option Rescission Agreements

Rescission Agreement


This Agreement is made by and between Douglas K. Beplate, "Mr. Beplate", and Emergency Filtration Products, Inc., the "Company", a Nevada Corporation.

Whereas the Company wishes to grant Mr. Beplate shares of the common stock of the Company in exchange for canceling all outstanding option agreements;

And Whereas Mr. Beplate wishes to accept shares of the common stock of the Company in exchange for canceling all outstanding option agreements;

Now therefore in consideration of the above premise, the parties agree as follows:

1. All option agreements executed by and between the Company and Mr. Beplate are cancelled, null and void;
2. The Company shall issue Mr. Beplate 25,000 shares of the common stock of the Company.

In Witness Hereof, the parties hereto have executed this Agreement effective as of the date indicated below.

Dated: August 15, 2002



Signed: \s\Douglas K. Beplate                Signed:\s\Peter Clark
       ----------------------                       ----------------------------
Douglas K. Beplate                           Peter Clark, Secretary Treasurer
                                             Emergency Filtration Products, Inc.

Rescission Agreement


This Agreement is made by and between Peter Clark, "Mr. Clark", and Emergency Filtration Products, Inc., the "Company", a Nevada Corporation.

Whereas the Company wishes to grant Mr. Clark shares of the common stock of the Company in exchange for canceling all outstanding option agreements;

And Whereas Mr. Clark wishes to accept shares of the common stock of the Company in exchange for canceling all outstanding option agreements;

Now therefore in consideration of the above premise, the parties agree as follows:

3. All option agreements executed by and between the Company and Mr. Clark are cancelled, null and void;
4. The Company shall issue Mr. Clark 25,000 shares of the common stock of the Company.

In Witness Hereof, the parties hereto have executed this Agreement effective as of the date indicated below.

Dated: August 15, 2002



Signed: \s\Peter Clark                       Signed: \s\Douglas K. Beplate
       ----------------------                       ----------------------------
Peter Clark                                  Douglas K. Beplate, President
                                             Emergency Filtration Products, Inc.

Rescission Agreement


This Agreement is made by and between Wendy Harper, "Ms. Harper", and Emergency Filtration Products, Inc., the "Company", a Nevada Corporation.

Whereas the Company has given consideration to Ms. Harper for canceling all outstanding option agreements;

And Whereas Ms. Harper has accepted consideration in exchange for canceling all outstanding option agreements;

Now therefore in consideration of the above premise, the parties agree as follows:

5. All option agreements executed by and between the Company and Ms. Harper are cancelled, null and void.

In Witness Hereof, the parties hereto have executed this Agreement effective as of the date indicated below.

Dated: August 15, 2002



Signed: \s\Wendy Harper                      Signed: \s\Peter Clark
       ----------------------                       ----------------------------
Wendy Harper                                 Peter Clark, Secretary Treasurer
                                             Emergency Filtration Products, Inc.

Rescission Agreement


This Agreement is made by and between Sherman Lazrus, "Mr. Lazrus", and Emergency Filtration Products, Inc., the "Company", a Nevada Corporation.

Whereas the Company wishes to grant Mr. Lazrus shares of the common stock of the Company in exchange for canceling all outstanding option agreements;

And Whereas Mr. Lazrus wishes to accept shares of the common stock of the Company in exchange for canceling all outstanding option agreements;

Now therefore in consideration of the above premise, the parties agree as follows:

6. All option agreements executed by and between the Company and Mr. Lazrus are cancelled, null and void;
7. The Company shall issue Mr. Lazrus 25,000 shares of the common stock of the Company.

In Witness Hereof, the parties hereto have executed this Agreement effective as of the date indicated below.

Dated: August 15, 2002



Signed: \s\Sherman Lazrus                   Signed: \s\Peter Clark
       ----------------------                       ----------------------------
Sherman Lazrus                              Peter Clark, Secretary Treasurer
                                            Emergency Filtration Products, Inc.

Rescission Agreement


This Agreement is made by and between Raymond Yuan, "Mr. Yuan", and Emergency Filtration Products, Inc., the "Company", a Nevada Corporation.

Whereas the Company wishes to grant Mr. Yuan shares of the common stock of the Company in exchange for canceling all outstanding option agreements;

And Whereas Mr. Yuan wishes to accept shares of the common stock of the Company in exchange for canceling all outstanding option agreements;

Now therefore in consideration of the above premise, the parties agree as follows:

8. All option agreements executed by and between the Company and Mr. Yuan are cancelled, null and void;
9. The Company shall issue Mr. Yuan 25,000 shares of the common stock of the Company.

In Witness Hereof, the parties hereto have executed this Agreement effective as of the date indicated below.

Dated: August 15, 2002



Signed: \s\Raymond Yuan                      Signed: \s\Peter Clark
       ----------------------                       ----------------------------
Raymond Yuan                                 Peter Clark, Secretary Treasurer
                                             Emergency Filtration Products, Inc.